SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 20, 2005

                           CENTURY REALTY TRUST
______________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          Indiana                          0-7716            35-1284316
________________________________      _____________      ____________________
(State or Other Jurisdiction of         (Commission        (IRS Employer or
      Incorporation)                    File Number)      Identification No.)

823 Chamber of Commerce Building, Indianapolis, Indiana         46204
______________________________________________________________________________
(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's Telephone Number, Including Area Code)        (317) 632-5467
______________________________________________________________________________


                              Not Applicable
______________________________________________________________________________
         (Former Name or Former Address if Changed Since Last Report)






Item 8.01 - Other Events.

     On September 20, 2005, the Trust engaged City Securities Corporation ("City") Indianapolis, Indiana, to act as the Trust's financial advisor in reviewing and analyzing the financial aspects of various strategic alternatives which may become available to the Trust. The term of the engagement is twelve months. If, during the course of the engagement, the Trust pursues a strategic transaction, City will manage the process pursuant to terms mutually agreed upon by City and the Trust. To assist in its efforts, City will use the services of Holliday Fenoglio Fowler, LP ("Holliday"), and Greystone & Co., Inc. ("Greystone"), both of which are nationally recognized entities.

     Neither the Trust, nor any of its affiliates, have had any previous relationships with City, Holliday or Greystone.

     Founded in 1924, City is the largest investment bank headquartered in Indiana. City offers a wide range of investment services for individuals, companies and municipalities. City is a member of the NASD and SIPC.





                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY REALTY TRUST




September 22, 2005                     By: /s/ John I. Bradshaw, Jr.
_______________                          ____________________________________
    Date                                  John I. Bradshaw, Jr.
                                          President and Treasurer
                                          Chief Executive Officer